Exhibit 99.2


                             IEC ELECTRONICS CORP -
                           CONSOLIDATED BALANCE SHEET
                          MAR 26, 2004 AND SEP 30, 2003

                                                   MAR 26, 2004    SEP 30, 2003
                                                   ------------    ------------
ASSETS

CURRENT ASSETS
  Cash                                                  146,232         793,341
  Accounts Receivable                                 4,759,208       4,003,641
  Inventories                                         2,112,759       1,633,119
  Deferred Income Taxes                                 250,000         250,000
  Other Current Assets                                  231,229         329,232
  Current Assets - Discontinued Operations               56,614         121,466
                                                   ------------    ------------
    Total Current Assets                              7,556,042       7,130,803
                                                   ------------    ------------

  PROPERTY, PLANT & EQUIPMENT                         2,652,798       3,173,090
  PREPAID DEBT ACQUISITION                              158,371         202,188
                                                   ------------    ------------
                                                     10,367,211      10,506,081
                                                   ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term Liabilites             1,042,029       1,277,387
  Accounts Payable                                    3,343,257       2,740,599
  Accrued Payroll and Related Taxes                     589,381         794,078
  Other Accrued Expenses                                626,277         674,948
  Liabilities from Discontinued Operations              203,882         216,068
                                                   ------------    ------------
    Total Current Liabilities                         5,804,826       5,703,080
                                                   ------------    ------------

LONG TERM VENDOR PAYABLE                                301,902         455,903
LONG TERM DEBT - TERM                                   583,352         933,329
                                                   ------------    ------------
LONG TERM DEBT - TOTAL                                  885,254       1,389,232

SHAREHOLDER'S EQUITY
  Common stock, par value $.01 per share
   Authorized - 50,000,000 shares
   Outstanding - 8,021,960 shares                        69,835          68,760
  Additional Paid-in Capital                         38,485,207      38,478,608
  Retained Earnings                                 (34,786,481)    (35,042,169)
  Cumulative Translation Adj                            (91,430)        (91,430)
                                                   ------------    ------------
   Total Shareholders' Equity                         3,677,131       3,413,769
                                                   ------------    ------------

                                                     10,367,211      10,506,081
                                                   ============    ============

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

                              IEC ELECTRONICS CORP -
                        CONSOLIDATED STATEMENT OF INCOME
                   FOR QUARTERS MAR 26, 2004 AND MAR 28, 2003

                                        ACTUAL           PRIOR          ACTUAL           PRIOR
                                        QUARTER         QUARTER           YTD             YTD
                                      MAR 26, 2004    MAR 28, 2003    MAR 26, 2004    MAR 28, 2003
                                      ------------    ------------    ------------    ------------
Sales                                    7,297,620      15,468,957      13,816,277      25,069,507
Cost of Sales                            6,574,304      14,222,860      12,522,654      22,834,811
                                      ------------    ------------    ------------    ------------
Gross Profit                               723,316       1,246,097       1,293,623       2,234,696

Less: Operating Expenses
  Selling                                  592,528         900,382       1,171,662       1,653,040
  Restructuring                                  0               0               0         (63,300)
                                      ------------    ------------    ------------    ------------
Total Operating Expenses                   592,528         900,493       1,171,662       1,589,740
                                      ------------    ------------    ------------    ------------

Operating Profit                           130,788         345,715         121,961         644,956


Interest and Financing Expense             (94,741)       (190,036)       (185,080)       (387,534)
Forgiveness of Accounts Payable              9,644         378,025           9,644         623,240
Profit (Loss) on Sale of Assets             77,935           9,000         309,162         104,500
                                      ------------    ------------    ------------    ------------
Net Income before Income Taxes             123,626         542,704         255,687         985,162

  Provision for Income Tax                       0               0               0               0
                                      ------------    ------------    ------------    ------------

Income from Discontinued Operations              0         184,029               0         184,029
                                      ------------    ------------    ------------    ------------
Net Income                                 123,626         726,733         255,687       1,169,191
                                      ============    ============    ============    ============

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